SMITH BARNEY INVESTMENT TRUST (the “Trust”)

on behalf of the

Smith Barney Large Capitalization Growth Fund (the “Fund”)

SUPPLEMENT DATED SEPTEMBER 23, 2005

TO THE PROSPECTUS DATED MARCH 28, 2005

AND TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 28, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Trustees of the Trust has approved an amendment to the Investment Management Agreement between the Trust, on behalf of the Fund, a series of the Trust, and Smith Barney Fund Management LLC. Effective October 1, 2005, the current management fee schedule will be replaced with the fee schedule described below:

Currently Effective Fee Schedule

Fund’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate

First $5.0 billion	0.750%
Next $2.5 billion	0.725%
Next $2.5 billion	0.700%
Over $10 billion	0.650%

Fee Schedule, Effective October 1, 2005

Fund’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate

First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement.

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